Exhibit 17(a)

                               POWER OF ATTORNEY

STATE OF:     TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Michael J. C. Roth                             April 22, 2000
----------------------------------        -----------------------------------
Michael J. C. Roth                        Date
Director


On this 22nd day of April, 2000, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Michael J. C. Roth, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                           /s/ Patricia M. McClain
My Commission Expires:                   ------------------------------------
                                         Notary Public
August 17, 20003                         State of Texas
-----------------------

                               POWER OF ATTORNEY


STATE OF:     TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Treasurer of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as the Treasurer of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Sherron A. Kirk                                April 18, 2000
--------------------------------         -----------------------------
Sherron A. Kirk                          Date
Treasurer (Principal Financial
and Accounting Officer)


On this 18th day of April, 2000, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Sherron A. Kirk, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal

                                           /s/ Patricia M. McClain
My Commission Expires:                   ------------------------------------
                                         Notary Public
August 17, 20003                         State of Texas
-----------------------

                               POWER OF ATTORNEY


STATE OF:     TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ David G. Peebles                             April 18, 2000
---------------------------              ----------------------------------
David G. Peebles                         Date
Director


On this 18th day of April, 2000, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared David G. Peebles, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal


                                           /s/ Patricia M. McClain
My Commission Expires:                   ------------------------------------
                                         Notary Public
August 17, 20003                         State of Texas
-----------------------

                               POWER OF ATTORNEY


STATE OF:     TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Robert L. Mason                             April 18, 2000
---------------------------              ----------------------------------
Robert L. Mason                          Date
Director


On this 18th day of April, 2000, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Robert L. Mason, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                           /s/ Patricia M. McClain
My Commission Expires:                   ------------------------------------
                                         Notary Public
August 17, 20003                         State of Texas
-----------------------

                               POWER OF ATTORNEY


STATE OF:     TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Richard A. Zucker                            April 18, 2000
-----------------------------            ----------------------------------
Richard A. Zucker                        Date
Director


On this 18th day of April, 2000, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Richard A. Zucker, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal


                                           /s/ Patricia M. McClain
My Commission Expires:                   ------------------------------------
                                         Notary Public
August 17, 20003                         State of Texas
-----------------------

                               POWER OF ATTORNEY


STATE OF:     TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements in her capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Barbara B. Dreeben                              April 18, 2000
---------------------------------        -----------------------------------
Barbara B. Dreeben                       Date
Director


On this 18th day of April, 2000, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Barbara B. Dreeben, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal


                                           /s/ Patricia M. McClain
My Commission Expires:                   ------------------------------------
                                         Notary Public
August 17, 20003                         State of Texas
-----------------------

                               POWER OF ATTORNEY


STATE OF:     TEXAS
COUNTY OF:    BEXAR

     Know all men by these presents that the undersigned Director of USAA MUTUAL FUND, INC., a Maryland Corporation, (the "Company"), constitutes and appoints Michael J. C. Roth, David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Director of the Company on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ Michael F. Reimherr                          April 18, 2000
-----------------------------            -------------------------------
Michael F. Reimherr                      Date
Director


On this 18th day of April, 2000, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Michael F. Reimherr, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal

                                           /s/ Patricia M. McClain
My Commission Expires:                   ------------------------------------
                                         Notary Public
August 17, 20003                         State of Texas
-----------------------

                                Exhibit 17(b)

                               POWER OF ATTORNEY

         This Power of Attorney will be contingent upon the election of the Trustee nominees at the Special Shareholder Meetings to be held in September and October 1999.

         The undersigned Trustees and officers, as indicated respectively below, of BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds, and BT Advisor Funds (each, a "Trust") and Cash Management Portfolio, Treasury Money Portfolio, Tax Free Money Portfolio, NY Tax Free Money Portfolio, International Equity Portfolio, Equity 500 Index Portfolio, Asset Management Portfolio, Capital Appreciation Portfolio, Intermediate Tax Free Portfolio, and BT Investment Portfolios (each, a "Portfolio Trust") each hereby constitutes and appoints the Secretary, each Assistant Secretary and each authorized signatory of each Trust and each Portfolio Trust, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by a Trust or a Portfolio Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust or Portfolio Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust or Portfolio Trust concerning the filings and actions described herein.

         IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 8th day of September, 1999.

SIGNATURES                                              TITLE


/S/ JOHN Y. KEFFER                    President and Chief Executive Officer of
--------------------------------      each Trust and Portfolio Trust
John Y. Keffer


/S/ CHARLES A. RIZZO                  Treasurer (Principal Financial and
--------------------------------      Accounting Officer) of each Trust and
Charles A. Rizzo                      Portfolio Trust


/S/ CHARLES P. BIGGAR                 Trustee of each Trust and Portfolio Trust
--------------------------------
Charles P. Biggar


/S/ S. LELAND DILL                    Trustee of each Trust and Portfolio Trust
--------------------------------
S. Leland Dill


/S/ RICHARD T. HALE                   Trustee of each Trust and Portfolio Trust
--------------------------------
Richard T. Hale


/S/ RICHARD J. HERRING                Trustee of each Trust and Portfolio Trust
--------------------------------
Richard J. Herring


/S/ BRUCE E. LANGTON                  Trustee of each Trust and Portfolio Trust
--------------------------------
Bruce E. Langton


/S/ MARTIN J. GRUBER                  Trustee of each Trust and Portfolio Trust
--------------------------------
Martin J. Gruber


/S/ PHILIP SAUNDERS, JR.              Trustee of each Trust and Portfolio Trust
--------------------------------
Philip Saunders, Jr.


/S/ HARRY VAN BENSCHOTEN              Trustee of each Trust and Portfolio Trust
--------------------------------
Harry Van Benschoten

                                  Page 2 of 2